AMRESCO Residential Securities Corporation
                             Mortgage Loan Trust
                     Series 1996-5 Class A Certificates




     AMRESCO 1996-5
     ---------------------------------------------
     $[ 42,200,000 ]   Class A-1 Fixed Rate Certificates - [ TBA %]
     $[ 29,000,000 ]   Class A-2 Fixed Rate Certificates - [ TBA %]
     $[ 16,500,000 ]   Class A-3 Fixed Rate Certificates - [ TBA %]
     $[ 17,000,000 ]   Class A-4 Fixed Rate Certificates - [ TBA %]
     $[ 15,000,000 ]   Class A-5 Fixed Rate Certificates - [ TBA %]
     $[ 15,900,000 ]   Class A-6 Fixed Rate Certificates - [ TBA %]
     $[ 14,400,000 ]   Class A-7 Fixed Rate Certificates - [ TBA %]
     $[550,000,000 ]   Class A-8 Floating Rate Certificates - 1M LIBOR+ [ TBA %]



The information herein has been provided solely by MORGAN STANLEY based on information with respect to the mortgage loans provided by the AMRESCO
Residential Securities Corporation and its affiliates ("AMRESCO"). Neither AMRESCO nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect MORGAN STANLEY's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, MORGAN STANLEY does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. MORGAN STANLEY (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, MORGAN STANLEY may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commoditie or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, MORGAN STANLEY has not addressed the legal, accounting and tax implications of the analysis with respect to you, and MORGAN STANLEY strongly urges you to seek advice from your counsel, accountant and tax advisor.

                  AMRESCO Residential Securities Corporation
                             Mortgage Loan Trust
                     Series 1996-5 Class A Certificates


                               ALL CERTIFICATES
                      -----------------------------------

Title of Securities:      AMRESCO Residential Securities Corporation Mortgage Loan
                          Trust 1996-5,
                               Group I:   Class A-1 though Class A-7 (the "Fixed Rate Certificates")
                               Group II:  Class A-8 (the "Adjustable Rate Certificates")

Depositor:                AMRESCO Residential Securities Corporation

Seller:                   AMRESCO Residential Capital Markets, Inc.

Servicers:                Option One Mortgage Corporation and Advanta Mortgage Corp. USA
                          will each service a portion of the underlying collateral for the Group I
                          Fixed Rate Certificates and Group II Adjustable Rate Certificates.

Servicer Fee:             50 bps per annum

Trustee:                  Chase Manhattan Bank, N.A.

Pricing Date:             December [4], 1996

Settlement Date:          December [18], 1996

Principal Paydown:        - All Group I principal pays the Group I Fixed Rate
                            Certificates (Classes A-1 through A-7) sequentially.
                          - All Group II principal is passed through to Class A-8.


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1996-5 Class A Certificates

Flow of Funds:                 GROUP I AND GROUP II MONTHLY CASH FLOWS
               1)  to each Servicer, any unreimbursed advanced on a mortgage loan which is determined by the respective  Servicer,  in its good faith judgment,  to not be ultimately  recoverable  from either any future collections on such mortgage loan or upon liquidation;
               2)  to each Servicer, the Servicer Fee;
               3)  to the Certificate Insurer, the Premium;
               4)  to the Trustee, the Trustee Fee;

               GROUP I MONTHLY CASH FLOWS
               5)  accrued monthly interest pro-rata to the Class A-1, A-2, A-3, A-4, A-5, A-6 and A-7 Certificates;
               6)  monthly principal sequentially to the Class A-1, A-2, A-3, A-4, A-5, A-6 and A-7  Certificates;
               7)  to the Surety Provider, any unreimbursed draws;
               8)  to O/C up to its target amount as described below;
               9)  to Class A-8, if needed;
              10)  to Subordinated IO holder; and
              11)  to the Class R Certificate holders.

               GROUP II MONTHLY CASH FLOWS
               5)  accrued monthly interest to the Class A-8 Certificates;
               6)  monthly principal to the Class A-8 Certificates;
               7)  to the Surety Provider, any unreimbursed draws;
               8)  to O/C up to its target amount as described below;
               9)  to Classes A-1, A-2, A-3, A-4, A-5, A-6 or A-7, if needed;
              10)  to Subordinated IO holder; and
              11)  to the Class R Certificate holders.

     FOR A COMPLETE DESCRIPTION OF THE FLOW OF FUNDS, PLEASE REFER TO THE PROSPECTUS SUPPLEMENT SECTION TITLED "DESCRIPTION OF THE CLASS A CERTIFICATES - DISTRIBUTIONS"

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1996-5 Class A Certificates


                            ALL CERTIFICATES (cont.)
                            ------------------------

Credit Enhancement:     A combination of:
                      - Excess monthly cash flow
                      - Overcollateralization
                      - Cross-collateralization
                      - 100% wrap from MBIA guaranteeing timely interest
                        and ultimate principal.

Overcollateralization:The  credit  enhancement   provisions  of  the  Trust  are
                      intended to provide for the limited acceleration of the Certificates relative to the amortization of the related collateral, generally in the early months of the transaction. Accelerated amortization is achieved by applying certain excess interest collected on the collateral to the payment of principal on the Certificates, resulting in the build up of overcollateralization ("O/C"). By paying down the principal balance of the certificates faster than the principal amortization of the respective collateral pool, an overcollateralization amount equal to the excess of the aggregate principal balance of the Collateral Pool over the principal balance of the related Certificates is created. Excess cashflow will be directed to build the O/C amount until the pool reaches its required O/C target. Upon this event the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.

Certificate Insurer: MBIA.  MBIA's claims-paying ability is rated AAA/Aaa/AAA by
                      Standard & Poor's, Moody's and Fitch.

Certificate Ratings:  The Class A Certificates will be rated AAA by Standard &
                      Poor's, Aaa by Moody's Investors Service

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1996-5 Class A Certificates


Clean-up Calls:    The Residual  Holder has the option to excercise a call when the outstanding Certificate Balance equals 10% or less of the original principal balance of the Certificates. If such call is not exercised, the Servicers will have the option to purchase the mortgage loans when the outstanding Certificate Balance has declined to 5% of original. Each call will be excercised at par plus accrued interest.

ERISA Consideration:   The Class A Certificates will be ERISA eligible following
                    the expiration of the Prefunding Period. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such Certificates.

SMMEA Considerations:  All Class A Certificates will be SMMEA eligible.

Taxation:           REMIC.

Prospectus:         The  Certificates are being offered pursuant to a Prospectus
                    which  includes  a  Prospectus  Supplement  (together,   the
                    "Prospectus").  Complete  information  with  respect  to the
                    Certificates   and  the   Collateral  is  contained  in  the
                    Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.

Further Information:  Call the desk at David Warren (212) 761-1400, Yared Yawand
                    Wassen (212)  761-1973,  Caronline  Morrill (212)  761-1971,
                    Valerie Kay at (212) 761-2162 and Frank Telesca at (212) 761-1852with any questions.


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1996-5 Class A Certificates
--------------------------------------------------------------------------------
                                     GROUP I
                 CLASSES A-1 THROUGH A-7 FIXED RATE CERTIFICATES

Collateral:                    Group One:  Fixed Rate, First Lien Mortgage Loans.

Approximate Group Size:                          [150,000,000]

                      Class A-1         Class A-2       Class A-3      Class A-4        Class A-5
Approximate
Face Amount:         [$42,200,000]    [$29,000,000]   [$16,500,000]   [$17,000,000]   [$15,000,000]

Avg Life to 10%
Call Date:           [ .80] years     [2.00] years    [3.00] years    [4.01] years    [5.31] years
Avg. Life to
Maturity (app.)      [ .80] years     [2.00] years    [3.00] years    [4.01] years    [5.31] years

Pass-Thru Rate:      [ TBA ]%*        [ TBA ]%*       [ TBA ]%*       [ TBA ]%*       [ TBA ]%*
Price:               [ TBA ]          [ TBA ]         [ TBA ]         [ TBA ]         [ TBA ]
Spread:              [ TBA ]          [ TBA ]         [ TBA ]         [ TBA ]         [ TBA ]

Pricing Speed:       [23]% HEP        [23]% HEP       [23]% HEP       [23]% HEP       [23]% HEP

Yield (CBE):         [ TBA ]          [ TBA ]%        [ TBA ]%        [ TBA ]%        [ TBA ]%

Day Count:           30/360           30/360          30/360          30/360          30/360
Expected Maturity
To Call:             [5/25/98]        [7/25/99]       [5/25/00]       [7/25/01]       [1/25/03]
(at pricing speed)
Expected Maturity:   [5/25/98]        [7/25/99]       [5/25/00]       [7/25/01]       [1/25/03]
(at pricing speed)
Stated Maturity:     [8/25/11]        [4/25/18]       [10/25/20]      [9/25/22]       [3/25/24]

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1996-5 Class A Certificates

                                       Class A-6           Class A-7

Approximate Face Amount:            $ 15,900,000          $  14,400,000

Avg Life to 10% Call Date:          [7.20] years          [8.02] years

Avg. Life to Maturity (app.)        [7.27] years          [11.63] years

Pass-Through Rate:                  [ TBA ]% *            [ TBA ]% * or [Coupon + 50 bps]% after
                                                           Clean-up Call Date**
Price:                              [ TBA ]               [ TBA ]
Spread:                             [ TBA ]               [ TBA ]

Pricing Speed                       [23]% HEP             [23]% HEP

Yield (CBE):                        [ TBA ]%              [ TBA ]%

Day Count:                          30/360                30/360

Expected Maturity To Call:          [12/25/04]            [12/25/04]
(at pricing speed)
Expected Maturity:                  [8/25/05]             [9/25/15]
(at pricing speed)
Stated Maturity:                    [6/25/25]             [11/25/26]

* Coupon is subject to Available Funds
**Coupon Step-up is subject to the Available Funds Cap

Available     Funds Cap: A rate equal to the  weighted  average  net coupon rate
              (i.e., the weighted average coupon rate less [0.65%] for servicing fees, trustee fees and certificate insurer premiums) for the Group
              I fixed-rate mortgage loans for such Payment Date.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                Series 1996-5, Class A-1 through A-7 Certificates

--------------------------------------------------------------------------------
                                     GROUP I
             CLASSES A-1 THROUGH A-7 FIXED RATE CERTIFICATES (Cont.)


Pre-Funding Account:     On the closing date, approximately [$32,917,298] will
                         be deposited in a pre-funding account for the purchase
                         of  additional  fixed rate mortgage  loans.  From the
                         closing date until [March] 1,1997,  the Trust intends
                         to   purchase   mortgage   loans  up  to  the  entire
                         pre-funding amounts. The additional mortgage loans, purchased with funds deposited in the prefunding account, will be subject to certain individual and aggregate group characteristics that will be more fully described in the Prospectus Supplement.

                         Funds remaining in the pre-funding account will be distributed sequentially to the Class A-1, A-2, A-3, A-4, A-5, A-6 and A-7 Certificateholders as prepayments based on the cash flow priority on the [March], 1997 distribution date.

Payment Date:            The 25th day of each month or, if such day is not a
                         business day, the next succeeding business day, beginning on [January 27], 1997.

Payment Delay:           24 days for Certificate Classes A-1 through A-7.

Coupon Step-Up:          If the Cleanup Call is not exercised, the coupon on
                         the Class A-7 Certificates shall be [Coupon + 50 bps per annum]; subject to the Available Funds Cap.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1996-5 Class A Certificates

Available  Funds Cap:      A rate equal to the weighted  average net coupon rate
                           (i.e., the weighted average coupon rate less [0.65%] for servicing fees, trustee fees and certificate insurer premiums) for the Group I fixed-rate mortgage loans for such Payment Date.

Interest Accrual
Period: For Certificate Classes A-1 through A-7, interest wil accrue from the 1st day of the preceeding month until the 30th day of the preceeding month.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1996-5 Class A Certificates

                                    GROUP II
                      CLASS A-8 ADJUSTABLE RATE CERTIFCATES

Prepayment Assumption:          [25]% HEP

Approximate Face Amount:        [$550,000,000]

Average Life to Call:           [3.19] years
Interest Payment:               actual/360
Price:                          [100-00]

Pass-Through Rate:              The lesser of:
                                1) One Month LIBOR + [TBA]bps
                                2) The Available Funds Cap

                                After the Clean-up Call, the lesser of:
                                1) One Month LIBOR + [2x TBA]
                                2) The Available Funds Cap

Available Funds Cap:       A rate equal to the weighted  average net coupon rate
                           (i.e., the weighted average coupon rate less the sum of (a) [.65%] for servicing fees, trustee fees, certificate insurer premiums and (b) beginning on the [seventh] Payment Date [.50%] for surety reserve strip) for the Group II adjustable-rate mortgage loans for such Payment Date.

Yield:                           Variable

Expected Maturity
to Call:                         [12/25/04] at pricing speed
Expected Maturity:               [10/25/14] at pricing speed
Stated Maturity:                 [11/25/26]

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1996-5 Class A Certificates


Pre-Funding Account:       On the  closing  date,  approximately  [$108,865,023]
                           will be  deposited in a  pre-funding  account for the
                           purchase  of  additional   adjustable  rate  mortgage
                           loans.  From the closing date until  [March] 1, 1997,
                           the Trust  intends to purchase  mortgage  loans up to
                           the  entire  pre-funding   amounts.   The  additional
                           mortgage loans,  purchaed with funds deposited in the
                           prefunding  account,   will  be  subject  to  certain
                           individual and aggregate group characteristics that will be more fully described in the Prospectus
                           Supplement.

                           Funds remaining in the pre-funding account will be distributed to the Class A-8 Certificateholders as prepayments on the [March], 1997 distribution date.

Coupon Step-Up:            If the Cleanup Call is not  exercised,  the coupon on
                           the Class A-8 Certificates shall be raised to LIBOR +
                           [2x Spread] subject to the Available Funds Cap.

Payment Date:              The 25th day of each  month  or, if such day is not a
                           business day, the next succeeding business day, beginning on January 27, 1997.

Interest Accrual Period:   Interest  will  accrue  from  the  25th  day  of  the
                           preceeding month until the 24th day of the current month (from Payment Date to Payment Date).

Interest and Payment
Adjusments:                The  interest  rates and  payments on the  underlying
                           mortgage loans will generally adjust semi-annually.


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1996-5 Class A Certificates




Available Pool Information


          FIXED                        FLOATING
          -----                        --------

          Loans: [1,774]               Loans:[4,523]
          Balance:[117,082,702.14]     Balance:[441,134,976.68]
          WAC:[11.284]%                WAC:[10.135]%
          WAM:[318]                    WAM:[354]
          WA LTV: [65.77]%             WA LTV: [70.69]%
          % 1st Liens: [100]%          Gross Margin:[6.136]%
          % of 5/25 Loans: [10.54]     % 1st Liens: [100]%
          % of 7/23 Loans: [0.26]      % of 2/28 Loans: [34.41]
          % of Balloon Loans: [8.41]   % of 3/27 Loans: [17.63]
          Credit Grade                 % of Balloons: [0]
            PAG I:  [9.77]%            Credit Grade:
            PAG II: [43.25]%             PAG I:   [6.98]%
            PAG III:[17.49]%             PAG II:  [44.11]%
            PAG IV: [8.77]%              PAG III: [21.11]%
            PAG V:  [18.92]%             PAG IV:  [7.96]%
            UNKNOWN: [1.81]%             PAG V:   [17.52]%
                                         UNKNOWN: [2.33]%







     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.